November 30, 1998






Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund annual shareholders' report for the year ended September 30, 1998. In this report, we will explain how diversification has helped the Diversa Fund successfully weather a very volatile year for the world's financial markets. We will also discuss our market outlook and current investment strategy.

Market Review and Performance Update

What a turbulent year this has been for the global equity markets! During the twelve months covered by this report, market sentiment has alternated between extreme optimism and extreme pessimism about the impact of the Asian crisis upon the world's economies. As a result, global equity investors have experienced unusually high volatility in their returns. It is almost as if they have been on a wild roller coaster ride that began with a small dip during the fourth quarter of 1997, rose sharply to high levels during the first quarter of 1998, slowed dramatically during the second quarter of 1998 and then plummeted to new lows during the third quarter of 1998.

The first "dip" in the roller coaster ride coincided with concerns that the outbreak of a currency crisis in Southeast Asia would adversely affect the rest of the world. However, these fears soon subsided as bailout packages seemed to stabilize some of the most troubled Asian markets. Optimism about European Monetary Union and good economic news in the U.S. also fueled an upswing in the global equity markets. Both the S&P 500 U.S. stock index and the MSCI-EAFE (Europe, Australia and Far East) international stock index posted double-digit gains during the first quarter of 1998.(1) Then, the roller coaster ride literally plateaued during the second quarter of 1998, when it became apparent that Asia's problems were more severe than originally believed. Economic growth slowed worldwide as the Asian crisis spread to other parts of the globe. The stage was now set for a sharp plunge in the U.S. and international equity markets.

During the third quarter of 1998, mounting concerns about the Asian crisis, the emergence of a Russian financial crisis, President Clinton's political troubles and the near collapse of a huge, high profile American hedge fund all helped trigger a major correction in the world's stock markets. The S&P 500 declined almost 10% and the MSCI-EAFE index lost 14.2% for the quarter. Other U.S. and international stock market indices fell even more. The Russell 2000 Small Stock U.S. stock index, for example, dropped 20.2% during this three month period. Offsetting these losses were gains in both the U.S. and international bond markets.(1)

When the roller coaster ride was finally over, the best returns for the twelve months ended September 30, 1998 came from U.S. and international bonds. These investments benefited from declining interest rates and a flight to safety. Cash equivalents, of course, also posted positive returns. Although the S&P 500 had a total return of 9.1% for the year, its performance was largely driven by a relatively limited number of the larger companies in the index. Many of the broader U.S. stock market measures were actually flat to down. (The NASDAQ Composite Index returned 0.7%, for example, while the Russell 2000 Small Stock Index declined 19.0% for the year). Overseas, the 8.3% drop in the MSCI-EAFE international stock index masked larger double-digit losses in some of the Asian and emerging market stock market indices. All in all, this was not a good year for global equity investors.(1)

How did the Diversa Fund fare in these difficult market conditions? It is during volatile times such as these that our globally diversified strategy should shine, and it did. The Diversa Fund's cash equivalent, U.S. bond, international bond and S&P 500 put option holdings helped offset the impact of the declines in the U.S. and international stock markets, resulting in a total return of +3.0%(2) for the year ended September 30, 1998. More importantly, this performance was achieved with obviously less volatility than a portfolio invested in stocks alone. The Diversa Fund's total return was 0.1% for the fourth quarter of 1997, 9.2% for the first quarter of 1998, 0.6% for the second quarter of 1998, and -6.3% for the third quarter of 1998.(2) Investors in the Diversa Fund had a much gentler ride than their roller coaster equity counterparts.

We are pleased with the role the Diversa Fund's asset allocation played in achieving these performance results. For some time now, we have maintained a defensive asset mix in the expectation that the U.S. stock market was overvalued and vulnerable to a correction. Our underweight position in U.S. equities was particularly helpful during the third quarter of 1998. Yet our use of S&P 500 put options to implement this asset allocation also allowed the Fund to benefit from the upswing in the domestic stock market earlier this year. Finally, our decision to increase the Fund's weighting in U.S. bonds by 5% at the end of July was well timed, as U.S. bonds were one of the best performing asset classes during the market correction that followed.

Of course, in some areas the Diversa Fund's performance could have been even better. The performance of the Fund's U.S. stock portfolio lagged a little behind that of the S&P 500. We maintained a disciplined value oriented approach to picking stocks and did not choose the overvalued large cap stocks that dominated the S&P 500 index. The Fund's diversified international stock holdings had a large weighting in Europe, but could have performed better by being even more concentrated there.

Since the end of September, the pendulum of market sentiment has once again swung from pessimism to optimism. Much of the shift can be attributed to the Fed's decision to lower interest rates in late September and again in mid-October. Other nations' central banks have lowered their rates as well. Finally, the President's strengthening political situation has removed some uncertainty from the marketplace. As a result, global equity markets have rebounded significantly. U.S. and international bonds, on the other hand, have retreated a little as long-term interest rates have risen. In keeping with these trends, the Diversa Fund advanced 4.1% for the month of October.(2)

Market Outlook

Despite the recent rally in the global equity markets, there are considerable risks ahead. The fundamental problems of excess global capacity, over-investment and bad debt will take time to resolve. In such an environment, U.S. stocks, which are now much more overvalued than they were at the end of September, remain vulnerable to earnings disappointments and other negative news. International stocks, although generally less overvalued, are also susceptible to further correction, though they will benefit if the dollar continues to weaken. Both U.S. and international bonds, however, should benefit from generally lower interest rates.

Investment Strategy

Given our market outlook, we have made no changes to our recommended asset mix since we added 5% to U.S. bonds toward the end of July. This is a time for managing risks rather than focusing on the potential for higher returns. We continue to overweight U.S. bonds and underweight U.S. stocks relative to our long-term strategic allocation. Similarly, we are maintaining a neutral weighting in international stocks. Despite more attractive valuations, the risks of further upheaval are just too great to add to international stocks at this time. We are also not yet ready to increase our target for international bonds, because we think the dollar has weakened too far, too quickly and is likely to be stronger in the short term. Finally, we are continuing to use S&P 500 put options, so that the Diversa Fund can have the opportunity to benefit from further gains in the U.S. stock market should the economy perform better than expected. The current asset allocation targets of the Diversa Fund are 13% cash equivalents, 30% U.S. bonds, 35% U.S. stocks, 7% international bonds and 15% international stocks.

THESE ARE THE INVESTMENT TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF NOVEMBER 9, 1998. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS. PLEASE NOTE THAT OUR USE OF S&P 500 PUT OPTIONS REDUCES OUR EFFECTIVE U.S. EQUITY EXPOSURE FROM THE 42.6% LEVEL SHOWN IN THE SCHEDULE OF INVESTMENTS TO ABOUT 35% OF THE TOTAL PORTFOLIO. AS A RESULT, ACTUAL CASH WAS 5.6% AS OF SEPTEMBER 30, 1998.

Closing Comments

The past year underscores the important role diversification can play in helping investors to successfully weather volatile periods in the investment markets. We are very pleased with the Diversa Fund's performance in these adverse circumstances. Although the probabilities have increased that we are entering a period when investment returns will not be as strong, investors can take comfort from knowing that diversification can reduce downside risk and help smooth out some of the fluctuations in the financial markets. Further down the road, the volatility in the investment markets should create interesting buying opportunities for patient, longer-term investors.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,




/s/ Thomas E. Bailard                       /s/ Burnie E. Sparks, Jr.
Thomas E. Bailard                           Burnie E. Sparks, Jr., CFA
Chairman                                    President





(1) The performance data quoted represents past performance and is no indication of future results.

(2) Total returns for  investment  periods  ended  September 30, 1998: 3 months:
-6.41%; 6 months: -5.80%; 12 months: 2.98%; 5 years: 8.18% annualized; 10 years:
8.09% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1998 - September 30, 1998


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


             BB&K Diversa       Morgan Stanley World     Morgan Stanley World
                  Fund            (Local Currency)               (US$)
             ------------       --------------------     --------------------

Sep-88          $10,000               $10,000                   $10,000
Sep-89          $11,346               $12,734                   $12,517
Sep-90          $10,198                $9,560                    $9,819
Sep-91          $11,623               $12,008                   $12,227
Sep-92          $12,339               $11,295                   $12,103
Sep-93          $14,690               $13,813                   $14,554
Sep-94          $14,222               $14,307                   $15,653
Sep-95          $16,047               $16,061                   $17,909
Sep-96          $17,666               $18,947                   $20,356
Sep-97          $21,048               $24,553                   $25,266
Sep-98          $21,676               $24,665                   $25,300



                          Average Annual Total Return *

                     1 Year          5 Year          10 Year
                     ------          ------          -------
                      2.98%           8.18%           8.09%


As mandated by the Securities and Exchange Commission, the above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since October 1, 1988. We compare this investment to the growth of the Morgan Stanley World stock index over the same time period. This index, which measures the performance of the domestic and international equity markets, is given in both U.S. dollar and local currency terms. The index does not measure the performance of the Fund's other asset classes, including domestic and international bonds. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $21,659 by September 30, 1998.


* As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                         PAR
                                                        VALUE        VALUE
Domestic Securities (72.9%)


DOMESTIC FIXED INCOME (30.3%)

CORPORATE BONDS
Federal National Mortgage Association
    6.000%   05-15-08                                  500,000   $   531,405
GTE North Incorporated
    6.375%   02-15-10                                  675,000       708,851
Key Bank USA
    7.550%   09-15-06                                  250,000       279,190

UNITED STATES TREASURY OBLIGATIONS
United States Treasury Bonds
    7.625%   02-15-25                                1,600,000     2,161,500
United States Treasury Notes
    7.125%   02-29-00                                1,075,000     1,113,633
United States Treasury Notes
    5.875%   02-15-04                                  800,000       858,750
United States Treasury Notes
    5.625%   02-15-06                                2,325,000     2,509,910
United States Treasury Notes
    6.625%   05-15-07                                2,200,000     2,537,563
                                                                 -----------

TOTAL DOMESTIC FIXED INCOME
(IDENTIFIED COST $9,920,335)                                      10,700,802
                                                                 -----------


DOMESTIC STOCKS (42.6%)                                 SHARES      VALUE

BASIC INDUSTRY (2.7%)
Bemis Company                                            6,800       238,425
Du Pont (E.I.) De Nemours                                4,600       258,175
Newell Co.                                               6,500       299,406
Nucor Corp.                                              3,600       146,250
                                                                 -----------
Total Basic Industry                                                 942,256
                                                                 -----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                        SHARES       VALUE
  DOMESTIC STOCK MARKET- CONTINUED
  CAPITAL GOODS (4.3%)
  Boeing Co.                                             6,760     $ 231,953
  General Electric Company                               7,900       628,544
  Tyco Intl. Ltd.                                        6,900       381,225
  United Technologies Corp.                              3,700       282,819
                                                                   ---------
  Total Capital Goods                                              1,524,541
                                                                   ---------

  COMMUNICATIONS (2.9%)
  AT & T Corp.                                           8,000       467,500
  Bell Atlantic Corp.                                    6,000       290,625
* Qwest Communications                                   8,629       270,196
                                                                   ---------
  Total Communications                                             1,028,321
                                                                   ---------

  CONSUMER CYCLICALS (3.0%)
* General Nutrition Cos. Inc.                            6,900        74,606
* Lear Corp.                                             5,100       223,125
  Lowes Co. Inc.                                         6,900       219,506
  Sears Roebuck & Co.                                    6,900       304,894
* Sound Advice Inc. Warrants (Ex. 6/14/99)                  93             0
  Wal Mart Stores Inc.                                   4,500       245,813
                                                                   ---------
  Total Consumer Cyclicals                                         1,067,944
                                                                   ---------

  CONSUMER STAPLES (5.7%)
  Food Lion Inc. Class B                                27,800       271,050
  Kimberly Clark Corp.                                   4,100       166,050
  PepsiCo, Inc.                                         15,000       441,563
  Philip Morris Co. Inc.                                10,300       474,444
  Sysco Corp.                                           28,000       659,750
                                                                   ---------
  Total Consumer Staples                                           2,012,857
                                                                   ---------

  ENERGY/RESOURCES (2.6%)
  Kerr McGee Corp.                                       5,200       236,600
  Mobil Corp.                                            6,900       523,969
  Valero Refining & Marketing Co.                        7,500       149,063
                                                                   ---------
  Total Energy/Resources                                             909,632
                                                                   ---------

  FINANCE (5.3%)
  Banc One Corp.                                         8,250       351,656
  BankAmerica Corp.                                      4,950       297,619
  Chase Manhattan Corp.                                  7,200       311,400
  Federal National Mortgage Assoc                        5,000       321,250

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                         SHARES      VALUE
  DOMESTIC STOCK MARKET- CONTINUED
  FINANCE- CONTINUED
* National Mercantile Bancorp
       Warrants (Ex. 06/02/99)                           1,434     $       0
* Ocwen Financial Corporation                           11,000        96,250
  Reliastar Financial Corp.                              6,900       269,100
  Washington Mutual Inc.                                 6,700       226,125
                                                                   ---------
  Total Finance                                                    1,873,400
                                                                   ---------

  HEALTH CARE (5.8%)
* Alza Corp.                                             4,300       186,513
  American Home Products Corp.                          13,200       691,350
* Boston Scientific Corp.                                2,300       118,162
* Healthsouth Rehabilitation Corp.                       3,300        34,856
  Johnson & Johnson                                      9,100       712,075
  Merck & Co.                                            2,400       310,950
                                                                   ---------
  Total Health Care                                                2,053,906
                                                                   ---------

  HIGH TECHNOLOGY (7.0%)
* Cisco Systems, Inc.                                    8,550       528,497
  Computer Associates International Inc.                 6,600       244,200
  Intel Corp.                                            5,400       463,050
  International Business Machines                        2,400       307,200
* Microsoft Corp.                                        4,000       440,250
  Xerox Corp.                                            5,700       483,075
                                                                   ---------
  Total High Technology                                            2,466,272
                                                                   ---------

  TRANSPORTATION (0.6%)
* AMR Corp.                                              4,000       221,750
                                                                   ---------

  UTILITIES (2.0%)
  Enron Corp.                                            7,000       369,688
  Southern Co.                                          10,800       317,925
                                                                   ---------
  Total Utilities                                                    687,613
                                                                   ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                        SHARES       VALUE
PUT OPTIONS ON STOCK INDICIES (0.7%)
  PURCHASED
S & P 500 Stock Index Oct
    Put @ 1005 Exp 10/17/98                                  40   $   98,000
S & P 500 Stock Index Oct
    Put @  900 Exp 10/17/98                                  10        6,500
S & P 500 Stock Index Oct
    Put @  1025 Exp 10/17/98                                 20       65,625
S & P 500 Stock Index Oct
    Put @ 950 Exp 10/17/98                                   30       36,000
S & P 500 Stock Index Oct
    Put @ 1050 Exp 10/17/98                                  10       45,250
                                                                  ----------

TOTAL DOMESTIC STOCKS
(IDENTIFIED COST $13,563,301)                                     14,788,492
                                                                  ----------

TOTAL PUT OPTIONS ON STOCK INDICES
(IDENTIFIED COST $330,979)                                           251,375
                                                                  ----------

TOTAL DOMESTIC SECURITIES
(IDENTIFIED COST $23,814,615)                                     25,740,669
                                                                  ----------


                                               PAR VALUE
INTERNATIONAL SECURITIES (21.5%)            (LOCAL CURRENCY)          VALUE


INTERNATIONAL FIXED INCOME (6.7%)

Asian Development Bank
       3.125%  06-29-05                 (Y)        15,000,000        125,977
German Federal Republic
       8.375%  05-21-01                  DM           210,000        140,713
German/Deutschland Bundsrepublk
       5.250%  01-04-08                  DM           250,000        164,433
Government of Canada
       8.500%  04-01-02                  C$            75,000         54,810
Government of Canada
       6.000%  06/01/08                  C$           120,000         84,909


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                  PAR VALUE
                                              (LOCAL CURRENCY)          VALUE
INTERNATIONAL FIXED INCOME- CONTINUED
Government of France
       9.500%  01-25-01                       FF      $1,550,000       $312,417
Government of the Netherlands
       8.500%  03-15-01                      NLG         300,000        177,221
International Bank for
   Reconstruction & Development
       7.250%  04-09-01                      NZD         200,000        102,386
Kingdom of Denmark
       8.000%  05-15-03                      DKr       1,125,000        203,031
Kingdom of Sweden
      6.500%   10-25-06                      SEK       1,600,000        229,121
Quebec Province
       8.625%  11-04-11                  (pound)          60,000        127,977
Republic of Germany
       6.875%  05-12-05                       DM         200,000        140,209
Societe Nat'l. des Chemins de Fer
       6.750%  03-01-00                      (Y)       8,000,000         63,885
Tesco  Plc
       7.500%  07-30-07                  (pound)          30,000         58,206
Treuhandanstalt
       7.750%  10-01-02                       DM         175,000        120,818
U.K. Treasury
       9.750%  08/27/02                  (pound)         130,000        254,889
                                                                    -----------

TOTAL INTERNATIONAL FIXED INCOME
(IDENTIFIED COST $2,318,644)                                          2,361,002
                                                                    -----------


                                                   SHARES               VALUE
International Stocks (14.8%)

ARGENTINA (0.1%)
Telecom Argentina Stet France ADR                     600                17,813
Transp. Gas Del Sur (TGS) Spns'd ADR                1,600                15,600
                                                                    -----------
Total Argentina                                                          33,413
                                                                    -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                              SHARES    VALUE
  INTERNATIONAL STOCKS- CONTINUED
  AUSTRALIA (0.3%)
  Australia & NZ Bank Group                                   11,400   $60,879
  CSR Ltd.                                                     4,000     8,412
  Lend Lease Corp. Ltd.                                          850    18,123
  The News Corporation Ltd.                                    1,600    10,310
                                                                       -------
  Total Australia                                                       97,724
                                                                       -------

  AUSTRIA (0.2%)
  Bank Austria AG                                                733    31,426
  Evn Energy-Versorg AG                                          150    22,398
  Mayr-Melnhof Karton AG                                         250    11,257
  OMV AG                                                         150    13,433
                                                                       -------
  Total Austria                                                         78,514
                                                                       -------

  BELGIUM (0.4%)
  Fortis                                                         162    39,925
  Fortis Strip VVPR                                               12         0
  Electrabel NPV                                                 110    43,375
  KBC Bancassurance Holding SA                                   600    38,794
  Tractebel Cap NPV                                               80    12,988
                                                                       -------
  Total Belgium                                                        135,082
                                                                       -------

  BRAZIL (0.1%)
  Electrobras Pfd. ADR                                         1,200    12,000
* Geradoras Sul Spns'd ADR                                       120       540
  Telebras Spns'd ADR                                            450    31,050
                                                                       -------
  Total Brazil                                                          43,590
                                                                       -------

  CANADA (0.2%)
  Canadian Imperial Bank of Commerce                             500     9,353
  Cott Corp. Quebec                                              700     3,784
  Hudsons Bay Company                                          1,000    13,858
  Quebecor, Inc. Class B                                         500     9,583
  Telus Corp.                                                    500     9,894
  Transcanada Pipelines Ltd.                                     700    10,194
                                                                       -------
  Total Canada                                                          56,666
                                                                       -------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                              SHARES   VALUE
INTERNATIONAL STOCKS- CONTINUED
DENMARK (0.3%)
Den Danske Bank                                                 200   $ 22,659
Novo Nordisk A/S B                                              300     36,113
Teledanmark A/S B                                               300     29,787
                                                                      --------
Total Denmark                                                           88,559
                                                                      --------

FINLAND (0.8%)
Nokia Corp. ADR                                               3,600    282,375
                                                                      --------

FRANCE (1.0%)
Accor                                                           100     20,964
L'Air Liquide                                                     6        951
AXA- UAP SA                                                     150     13,729
Banque Paribas A Shares                                         600     32,330
Cap Gemini SA                                                   100     15,308
Casino Guichard Perrachon et Cie                                500     50,403
Elf Aquitaine SA Spns'd ADR                                     300     18,656
Eridania Beghin Say SA                                          100     18,681
Essilor Int'l                                                   100     36,754
FranceTelecom SA                                                700     41,402
Peugeot SA                                                      150     25,585
Sanofi                                                          200     29,403
Scor                                                            300     17,824
Vivendi                                                         150     29,867
Vivendi Wts. (Ex. 5/2/01)                                       100        154
                                                                      --------
Total France                                                           352,011
                                                                      --------

GERMANY (1.3%)
Aachener und Munchener                                           42      5,302
Alliance AG                                                     100     30,993
BASF AG                                                         500     18,937
BHF Bank                                                        600     19,386
Deutsche Pfandrief & Hypo Bank                                  200     14,360
Deutsche Telekom AG                                           1,500     46,579
Douglas Holdings New                                             50      2,878
Douglas Holdings AG                                             500     28,779
Phoenix AG                                                      700     14,701
SAP AG Pf'd                                                     110     52,191
Viag AG                                                          50     34,344

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                             SHARES     VALUE
  INTERNATIONAL STOCKS- CONTINUED
  GERMANY- CONTINUED
  Volkswagenwerk AG                                             600   $ 43,258
  Vossloh AG                                                    600     15,903
  Webs Index Fund, Inc., Germany Webs                         7,000    137,374
                                                                      --------
  Total Germany                                                        464,985
                                                                      --------

  GREECE (0.5%)
  Alpha Credit Bank                                             777     57,734
  Attica Enterprises S.A                                      2,400     17,208
  Ergo Bank                                                     353     28,436
  Hellenic Bottling Co.                                         500     12,335
  Hellenic Telecom Org                                        1,000     23,958
  Titan Cement Co.                                              300     17,921
                                                                      --------
  Total Greece                                                         157,592
                                                                      --------

  HONG KONG/ CHINA (0.2%)
  Dao Heng Bank                                              13,000     16,777
  Gold Peak Industrial                                       13,000      2,215
  Gold Peak Industrial  Hldg. Wts. (Ex. 12/21/25)             2,600         33
  Hong Kong & China Gas Wts. (Ex. 9/30/99)                       42          1
  Hong Kong Electric                                          5,000     17,165
  Hong Kong Telecommunications                               12,000     23,540
  Hutchison Whampoa                                           4,000     21,114
                                                                      --------
  Total Hong Kong/ China                                                80,845
                                                                      --------

  HUNGARY (0.0%)
  Magyar Olaj-Es Gazpari                                        800     15,517
                                                                      --------

  IRELAND (0.5%)
  Allied Irish Banks                                          5,000     73,231
  CRH                                                         4,500     56,828
* Elan Corp. ADR                                                500     36,031
  Greencore Group Plc                                         2,500      9,154
  Irish Life Plc                                              1,000      7,398
  Smurfit (Jefferson) Plc                                     6,500      9,714
                                                                      --------
  Total Ireland                                                        192,356
                                                                      --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                             SHARES     VALUE
  INTERNATIONAL STOCKS- CONTINUED
  ISRAEL (0.2%)
  DSP Group Inc. ADR                                            700   $ 10,325
* ECI Telecom ADR                                               600     14,700
  Gilat Satellite Networks Ltd. ADR                             400     18,000
  Koor Industries Ltd. ADR                                    1,200     19,650
  Teva Pharmaceutical Ind. Spns'd ADR                           600     22,725
                                                                      --------
  Total Israel                                                          85,400
                                                                      --------

  ITALY (0.6%)
  BCA Communication Italiana                                  2,000     12,011
  Eni SpA                                                     3,000     18,373
  Fiat SpA                                                    5,000     12,769
  Webs Index Fund, Inc., Italy Webs                           6,800    147,475
                                                                      --------
  Total Italy                                                          190,628
                                                                      --------

  JAPAN (1.3%)
  Alpine Electronics                                          2,000     20,511
  Bank of Tokyo-Mitsubishi                                    2,000     12,856
* Hokkaido Takushoku                                         12,000         88
  Honda Motor Co.                                             1,000     30,488
  Kirin Brewery Co. Ltd.                                      2,000     16,045
  Kuraya Corporation                                          3,500     31,627
  Mitsui Chemicals                                            5,000     14,362
  Nintendo Co.                                                  200     18,866
  Nippon Tel & Tel                                                3     21,929
  Promise Co.                                                    50      2,259
  Sankyo Co. Ltd.                                             1,000     22,187
  Sony Corp.                                                    400     27,887
  Tohoku Electric Power                                       1,000     19,174
  Uniden Corp.                                                2,000     16,559
  Webs Index Fund, Inc., Japan Webs                          27,500    218,281
                                                                      --------
  Total Japan                                                          473,119
                                                                      --------

  MEXICO (0.2%)
  Alfa SA de CV Class A                                       2,200      5,398
  Empresas Ica Soc Controladora                              13,000     12,247
  Soriana SA Series B                                         7,000     16,830
  Telefonos de Mexico Series L ADR                              400     17,700
                                                                      --------
  Total Mexico                                                          52,175
                                                                      --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                            SHARES      VALUE
  INTERNATIONAL STOCKS- CONTINUED
  NETHERLANDS (2.7%)
  ABN Amro Holdings NV                                       1,000    $ 17,029
  Fortis Amev NV                                               500      28,063
  ING Groep NV                                                 750      33,779
  OCE - Van Der Grinten NV                                     400      13,474
  Royal Dutch Petroleum Co.                                  1,000      49,601
  Royal Dutch Petroleum New York Shares                      7,400     352,425
  VNU NV                                                     1,000      41,272
  Unilever NV New York Shares                                4,700     287,875
  Webs Index Fund, Inc., Netherlands Webs                    6,200     138,338
                                                                      --------
  Total Netherlands                                                    961,856
                                                                      --------

  NORWAY (0.1%)
* Bona Shipholding Ltd.                                         33         174
  Elkem A/S A                                                1,000      11,078
  Kvaerner Industrier                                          200       2,540
  Norsk Hydro AS                                               650      23,666
                                                                      --------
  Total Norway                                                          37,458
                                                                      --------

  PHILIPPINES (0.1%)
  Davao Union Cement                                        60,000         672
* Empire East Land                                          84,600         396
* Filinvest Land                                            30,900         763
* Mondragon International                                   42,000         226
  Philippine Long Distance                                     600      12,617
* Philippine National Bank                                     225         157
                                                                      --------
  Total Philippines                                                     14,831
                                                                      --------

  POLAND (0.3%)
  Big Bank Gdanski SA                                       65,000      56,395
  Debica Series A                                              600      10,411
  Elektrim SA                                                1,500      15,197
  Mostostal Export                                           5,000       4,618
* Okocimskie Zaklady Piwowarskie                             1,800      12,594
  Polifarb Cieszyn                                           4,000       5,598
* Stalex Port A                                              2,000      10,244
                                                                      --------
  Total Poland                                                         115,057
                                                                      --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                            SHARES     VALUE
  INTERNATIONAL STOCKS- CONTINUED
  PORTUGAL (0.3%)
  Banco Pinto & Sotto Mayor                                   2,145   $ 34,811
  Jeronimo Martins Filho SGPS SA                                600     20,304
  Electric de Portugal Spns'd ADR                               500     22,625
* Mundial Confianca                                             750     15,412
  Portugal Telecom Spns'd. ADR                                  550     19,800
  Somague - SGPS                                                458      2,803
                                                                      --------
  Total Portugal                                                       115,755
                                                                      --------

  SINGAPORE (0.2%)
* Creative Technology Ltd.                                      700      6,440
  Elec & Eltek International Co.                              4,000     19,840
* Jardine Strategic                                           3,000      3,300
  Overseas Chinese Bank (Fgn. Reg'd.)                         5,200     13,087
  Singapore Telecom                                          13,000     21,761
  United Overseas Land  Wts. (Ex. 5/28/01)                      450         21
  Want Want Holdings                                         10,080      7,812
                                                                      --------
  Total Singapore                                                       72,261
                                                                      --------

  SOUTH KOREA (0.2%)
  Korea Electric Power Corp.                                  1,000     13,877
  Pohang Iron & Steel                                         1,310     41,540
  Samsung Electronics                                           500     13,662
                                                                      --------
  Total South Korea                                                     69,079
                                                                      --------

  SPAIN (0.8%)
  Aceralia S.A                                                2,500     21,029
  Argentaria Corporation                                      1,000     19,885
  Autopistas C.E.S.A                                            551      8,416
  Banco Santander S.A                                         1,800     27,241
  Banco Santander S.A. Rts. (Ex. 9/30/98)                     1,800         13
  Sevillana de Electricidad                                   4,000     46,739
  Telefonica de Espana S.A                                      590     21,513
  Webs Index Fund, Inc., Spain Webs                           6,000    142,875
                                                                      --------
  Total Spain                                                          287,711
                                                                      --------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                           SHARES     VALUE
INTERNATIONAL STOCKS- CONTINUED
SWITZERLAND (0.5%)
Julius Baer Holdings                                            10   $  23,478
Roche Holdings Genusscheine                                      2      21,527
Swiss Reinsurance (Reg'd.)                                       1       1,983
UBS AG (Reg'd.)                                                 22       4,291
Webs Index Fund, Inc., Switzerland Webs                      9,400     129,250
                                                                     ---------
Total Switzerland                                                      180,529
                                                                     ---------

THAILAND (0.2%)
Electricity Generating (Fgn. Reg'd.)                         8,000      19,125
PTT Exploration (Fgn. Reg'd.)                                2,200      19,367
Siam Cement (Fgn. Reg'd.)                                    2,000      19,226
                                                                     ---------
Total Thailand                                                          57,718
                                                                     ---------

UNITED KINGDOM (1.2%)
British Airways                                              2,400      14,683
British Energy Plc                                           2,500      24,493
British Petroleum                                            2,000      30,521
British Telecom Plc                                          5,600      74,173
CGU                                                          1,566      24,257
Diageo Plc                                                   2,000      18,405
Glaxo Wellcome Plc                                           1,500      44,303
Great Universal Stores Plc                                   2,000      22,772
HSBC Holdings                                                1,000      18,727
Lloyds TSB Group                                             2,000      22,228
National Westminster Bank                                    2,700      36,229
Norwich Union Plc                                            4,000      30,963
Rolls-Royce                                                  5,000      17,249
Smith kline Beecham Plc                                      2,364      26,283
Unilever                                                     4,000      34,226
                                                                     ---------
Total United Kingdom                                                   439,512
                                                                     ---------


TOTAL INTERNATIONAL STOCKS
(IDENTIFIED COST $3,002,013)                                         5,232,318
                                                                     ---------


TOTAL INTERNATIONAL SECURITIES
(IDENTIFIED COST $5,320,657)                                         7,593,320
                                                                     ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

TOTAL INVESTMENTS: 94.4%
(IDENTIFIED COST $29,135,272)                                      $33,333,989

OTHER ASSETS LESS LIABILITIES: 5.6%                                  1,995,437
                                                                   -----------

NET ASSETS: 100.0%                                                 $35,329,426
                                                                   ===========



                                CURRENCY LEGEND:

        (pound)  - British Pound                  (Y)   - Japanese Yen
        C$       - Canadian Dollar                NLG   - Netherlands Guilders
        DKR      - Danish Kronar                  NZD   - New Zealand
        FF       - French Franc                   SEK   - Swedish Krona
        DM       - German Mark




--------------------------------
* Non-income producing security.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

ASSETS

Investments, at value
      (Identified cost $29,135,272)                                  $33,333,989
Currency, at value
      (Identified cost $103,895)                                          45,171
Cash                                                                   1,977,728
Receivables:
      Portfolio securities sold                       $  373,419
      Dividend, interest and recoverable
          foreign taxes receivable                       241,833
      Fund shares sold                                     2,854         618,106
                                                       ----------
Prepaid expenses                                                          16,908
                                                                     -----------

      Total assets                                                    35,991,902
                                                                     -----------

LIABILITIES

Payables:
      Portfolio securities purchased                     459,058
      Unrealized loss on forward currency
           contracts open (Note 5)                        61,414
      Shares redeemed                                      8,000         528,472
Accrued management fees (Note 3)                                          27,296
Other accrued expenses                                                   106,708
                                                                     -----------

      Total liabilities                                                  662,476
                                                                     -----------

Net assets (equivalent to $12.99 per share,
      representing the offering and redemption
      price for 2,718,907 shares outstanding,
      unlimited number of shares authorized)                         $35,329,426
                                                                     ===========


Net assets consist of:
      Capital paid in                                                $28,763,322
      Accumulated net investment income                                   12,197
      Accumulated net realized gain on investments
         and foreign currency transactions                             2,413,914
      Unrealized appreciation on:
         Investments                                  $4,198,717
         Foreign currency                                (58,724)      4,139,993
                                                       ----------    -----------

                                                                     $35,329,426
                                                                     ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF  OPERATIONS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividends (net of foreign taxes withheld of $16,251)          $   386,826
      Interest (net of foreign taxes withheld of $818)                  791,266
                                                                    -----------
                                                                      1,178,092

EXPENSES
      Advisory fees (See Note 3)                          $356,891
      Custodian fees                                       144,197
      Audit and legal fees                                  88,136
      Transfer agent fees (See Note 3)                      37,420
      Administrative fees                                   32,554
      Trustees' fees and expenses                           19,894
      Registration fees                                      7,810
      Insurance                                              4,794
      Miscellaneous expenses                                 7,182
                                                           -------
         Total expenses                                                 698,878

         Less:  Fees paid indirectly (See Note 1)                       (23,479)
                                                                     ----------
         Net expenses                                                   675,399
                                                                     ----------

         Net investment income                                          502,693
                                                                     ----------


REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS AND FOREIGN CURRENCY

      Net realized gain on investments                                3,196,058
      Net change in unrealized loss on investments                   (2,284,196)
                                                                     ----------

         Net gain on investments                                        911,862
                                                                     ----------

      Net realized loss on foreign currency                            (147,495)
      Net change in unrealized loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                    (46,089)
                                                                     ----------

         Net loss on foreign currency                                  (193,584)
                                                                     ----------

         Net gain on investments and foreign currency                   718,278
                                                                     ----------

      Net increase in net assets resulting from operations          $ 1,220,971
                                                                     ==========
                     See ("Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              For the year ended   For the year ended
                                                              September 30, 1998   September 30, 1997
                                                              ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
      Net investment income                                     $    502,693          $    689,032
      Net realized gain on investments                             3,196,058             2,096,865
      Net unrealized gain (loss) on investments                   (2,284,196)            3,428,514
      Net realized gain (loss) on foreign currency                  (147,495)              255,932
      Net unrealized (loss) on foreign currency and
         foreign currency denominated assets and liabilities         (46,089)              (46,020)
                                                                ------------          ------------

      Net increase resulting from operations                       1,220,971             6,424,323
                                                                ------------          ------------

Distributions to shareholders:
      From net investment income                                    (620,306)           (1,145,896)
      From net realized gains                                     (2,829,561)           (3,707,053)
                                                                ------------          ------------

      Total distributions                                         (3,449,867)           (4,852,949)
                                                                ------------          ------------

Fund share transactions:
      Proceeds from shares sold                                    1,693,538               815,065
      Net asset value of shares issued on
         reinvestment of distributions                             3,114,218             4,298,913
      Cost of shares redeemed                                     (4,720,565)           (5,780,476)
                                                                ------------          ------------

      Net increase (decrease) resulting from
         Fund share transactions                                      87,191              (666,498)
                                                                ------------          ------------

      Net increase (decrease)                                     (2,141,705)              904,876


NET ASSETS
      Beginning of period                                         37,471,131            36,566,255
                                                                ------------          ------------
      End of period (including undistributed
         net investment income of $12,197 and
         $263,048, respectively)                                $ 35,329,426          $ 37,471,131
                                                                ============          ============

NUMBER OF FUND SHARES
      Sold                                                           124,255                62,408
      Issued on reinvestment of distributions                        245,803               345,801
      Redeemed                                                      (345,267)             (444,142)
                                                                ------------          ------------

      Net increase (decrease)                                         24,791               (35,933)
                                                                ============          ============

                     See ("Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                               Year Ended September 30,
                                                   ------------------------------------------------

                                                     1998      1997      1996      1995      1994
                                                   --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period               $  13.91  $  13.39  $  13.20  $  12.01  $  12.68
                                                   --------  --------  --------  --------  --------

   INCOME FROM INVESTMENT OPERATIONS:
                                                           1         1                   1
      Net Investment Income                            0.13      0.40      0.31      0.38      0.26

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency              0.23      1.92      0.96      1.13     (0.66)
                                                   --------  --------  --------  --------  --------

      Total from Investment Operations                 0.36      2.32      1.27      1.51     (0.40)
                                                   --------  --------  --------  --------  --------

   LESS DISTRIBUTIONS:

      From Net Investment Income                      (0.23)    (0.42)    (0.32)    (0.26)    (0.05)

      From Net Realized Gains                         (1.05)    (1.38)    (0.76)    (0.06)    (0.22)
                                                   --------  --------  --------  --------  --------

      Total Distributions                             (1.28)    (1.80)    (1.08)    (0.32)    (0.27)
                                                   --------  --------  --------  --------  --------

   Net Asset Value, End of Period                  $  12.99  $  13.91  $  13.39  $  13.20  $  12.01
                                                   ========  ========  ========  ========  ========

   TOTAL RETURN                                        2.98%    19.14%    10.09%    12.83%    (3.18%)

   RATIOS/SUPPLEMENTAL DATA:

      Net Assets, End of Period (000's)            $ 35,329  $ 37,471  $ 36,566  $ 40,688  $ 46,047

      Ratio of Expenses to Average Net Assets
         Before Expenses Paid Indirectly               1.86%     1.84%     1.99%     1.85%     1.82%
         After Expenses Paid Indirectly                1.80%     1.84%     1.99%     1.85%     1.82%


      Ratio of Net Investment Income to
         Average Net Assets                            1.34%     1.87%     2.09%     2.97%     2.03%

      Portfolio Turnover Rate                            59%       66%       68%      166%      137%

-----------------------------------------------

   1. Net investment income per share has been computed before adjustments for book/tax differences.

                     See ("Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS
UNAUDITED
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS
The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for Federal income or excise taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund had entered into an agreement with Brown Brothers Harriman & Co. (the "Custodian") where the daily interest earned from the Fund's cash balance would be applied as a credit to the custody fees for the Fund on a quarterly basis. For the year ended September 30, 1998, the Fund earned $23,479 in such credits.

The Fund uses the identified cost method for determining realized gain or loss on investments.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $15,165,282 and $18,122,274, respectively. Purchases and sales of U.S. Government obligations aggregated $5,788,292 and $4,821,891, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

     .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. For the year ended September 30, 1998, there were no such credits. In addition, the Fund did receive other credits as more fully disclosed in Note 1 above.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $666 for each Trustees' meeting attended and related travel expenses.

NOTE 4 - UNREALIZED APPRECIATION (DEPRECIATION) ON A TAX BASIS
Unrealized appreciation (depreciation) at September 30, 1998 based on cost of securities of $29,232,012 for federal income tax purposes, consists of the following:

                 Gross unrealized appreciation                $  5,684,222
                 Gross unrealized depreciation                  (1,582,245)
                                                              ------------

                 Net unrealized appreciation                  $  4,101,977
                                                              ============

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At September 30, 1998, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1998 were as follows:

                                                                     Unrealized
           Currency                  Currency       Delivery       Appreciation
          Receivable                Deliverable         Date     (Depreciation)
          ----------                -----------         ----     --------------

         $   243,563        DM          420,000     10/01/98      $     (7,064)
              78,573        (Y)      11,314,500     11/12/98            (5,048)
             100,000       NZD          199,005     11/13/98               251
             160,178        DM          286,280     11/17/98           (11,557)
              39,822        DM           71,172     11/17/98              (178)
              28,843       ITL       51,022,500     11/27/98            (2,063)
             250,000       SEK        2,076,300     11/30/98           (15,589)
              74,575       DKr          495,150     12/03/98            (3,493)
             133,833        FF          770,879     12/10/98            (4,206)
              31,389        DM           52,689     12/17/98              (265)
             294,530    (pound)         176,415     12/17/98            (4,387)
              43,697       SEK          337,825     12/17/98               460
             285,759        DM          483,505     12/18/98            (4,724)
              65,577        C$          100,425     12/23/98              (232)

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 - CONTINUED

             172,139       DKr        1,106,940     12/23/98            (2,526)
             251,738        DM          420,000     01/04/99              (793)
                                                                  ------------

                                                                  $    (61,414)
                                                                  ============


                                CURRENCY LEGEND:

        C$      - Canadian Dollar               NZD      - New Zealand Dollar
        DKr     - Danish Kroner                 SEK      - Swedish Krona
        DM      - German Mark                (pound)     - British Sterling
        FF      - French Franc                   (Y)     - Japanese Yen
        ITL     - Italian Lira

BAILARD, BIEHL & KAISER DIVERSA FUND REPORT OF
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
BAILARD, BIEHL & KAISER DIVERSA FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund (the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
San Francisco, California
November 18, 1998